LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated November 13, 2018

to the Prospectus Dated May 1, 2018

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the AB VPS Real Estate Investment Portfolio (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Directors approved the liquidation of AB VPS Real Estate Investment Portfolio.

The Fund is expected to be liquidated on or about April 18, 2019 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

In preparation for this liquidation, effective November 9, 2018, Midland National closed the Fund to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners investing in the Fund.

Under Separate Account Investment Options, the following Fund closed to all investors as of November 9, 2018 and the Fund will be liquidated on or about April 18, 2019.

AB Real Estate Investment Portfolio

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund closed to all investors as of November 9, 2018 and the Fund will be liquidated on or about April 18, 2019.

AB VPS Real Estate Investment Portfolio B	Seeks long-term growth of capital and income.	AllianceBernstein L.P.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.